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                                FMB FUNDS, INC.
      SUPPLEMENT DATED FEBRUARY 1, 1996 TO PROSPECTUS DATED MARCH 30, 1995

     Effective March 1996, SEI Financial Services Company will assume the responsibility as Distributor, and SEI Financial Management Corporation will assume the responsibilities as Administrator and Transfer Agent, with respect to FMB Funds, Inc.